                                 SCHEDULE 14C
                                (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
              INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[_] Preliminary Information Statement          [_] Confidential, for Use of the
                                                   Commission Only

(as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

                     AIR & WATER TECHNOLOGIES CORPORATION
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee previously paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                     AIR & WATER TECHNOLOGIES CORPORATION
                     U.S. HIGHWAY 22 WEST AND STATION ROAD
                         BRANCHBURG, NEW JERSEY 08876

                               ----------------

                    NOTICE OF ACTION TAKEN BY STOCKHOLDERS

                               ----------------

  NOTICE IS HEREBY GIVEN that on January 26, 1998 and February 6, 1998, respectively, the Board of Directors of Air & Water Technologies Corporation, a Delaware corporation (the "Company"), and holders of a majority of the voting power of the Company approved the following:

    An amendment to Article Fourth of the Restated Certificate of Incorporation of AIR & WATER TECHNOLOGIES CORPORATION as described in the attached Information Statement under the caption "CHARTER AMENDMENT."

  Section 228 of the General Corporation Law of the State of Delaware provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

  On February 6, 1998, a consent in writing approving the foregoing amendment to the Restated Certificate of Incorporation approved and proposed by the Board of Directors on January 26, 1998 was signed by Compagnie Generale des Eaux and Anjou International Company, which are holders of outstanding stock having 47,895,689 votes, said votes representing greater than a majority of the aggregate outstanding voting power of the Company, and was delivered to the Company. Accordingly, the Company is notifying you of the actions so taken by delivering this Notice along with the attached Information Statement.

  WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

                                          Douglas A. Satzger
                                          Corporate Secretary

Branchburg, New Jersey

February 9, 1998

                     AIR & WATER TECHNOLOGIES CORPORATION
                     U.S. HIGHWAY 22 WEST AND STATION ROAD
                         BRANCHBURG, NEW JERSEY 08876

                               ----------------

                             INFORMATION STATEMENT

                               ----------------

                ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

                               ----------------

                                   EFFECTIVE

                              MARCH 2, 1998

  WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

                              GENERAL INFORMATION

  Introduction. This Information Statement is furnished by the Board of Directors of Air & Water Technologies Corporation, a Delaware corporation (the "Company"), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with certain actions taken by certain of the stockholders of the Company. This Information Statement is first being sent to the Company's stockholders on or about February 9, 1998.

  On January 26, 1998, the Board of Directors of the Company adopted a resolution setting forth proposed amendments to the Restated Certificate of Incorporation of the Company (the "Charter Amendment"). The form of the Charter Amendment is dependent upon whether the Requisite Consents (as defined hereinafter) are obtained. Consequently, the Board of Directors of the Company has adopted two alternative forms of amendment. In the event the Requisite Consents are not obtained prior to the Expiration Date (as defined hereinafter), the Charter Amendment will increase the number of shares of the Company's Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), and the Company's Class B Common Stock, par value $.001 per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"), which the Company will have the authority to issue and amend certain terms of the Class B Common Stock. In the event the Requisite Consents are obtained prior to the Expiration Date, the Charter Amendment will increase the number of shares of the Company's Class A Common Stock which the Company will have the authority to issue. The Charter Amendment was adopted by the Board of Directors to consummate the transactions contemplated by the Recapitalization Agreement (as defined hereinafter). See "Charter Amendment-- Background--Recapitalization" and "--Reasons for the Charter Amendment." On February 6, 1998, as agreed to pursuant to the Recapitalization Agreement, two stockholders, Compagnie Generale des Eaux, a company organized under the laws of the Republic of France ("CGE"), and its indirect wholly owned subsidiary, Anjou International Company, a Delaware corporation ("Anjou") (together, the "Consenting Stockholders"), executed a written consent approving the Charter Amendment, effective upon the expiration of the twenty calendar day period following the mailing of this Information Statement to the Company's stockholders, and delivered such written consent to the Company (the "Written Consent"). As of February 6, 1998 CGE and Anjou beneficially owned in the aggregate approximately 72.2% of the outstanding Class A Common Stock and voting power of the Company.

  Section 228 of the General Corporation Law of the State of Delaware provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

  As of February 6, 1998, the date the Written Consent was executed and delivered by the Consenting Stockholders (the "Action Date"), the Company had outstanding 66,304,968 shares of its Class A Common Stock. The approval of the holders of a majority of the outstanding shares of Class A Common Stock is necessary to adopt the Charter Amendment. Each outstanding share of Class A Common Stock is entitled to one vote on the proposal to adopt the Charter Amendment. Accordingly, because CGE and Anjou own collectively greater than a majority of the voting power of the Company and the Written Consent approves the Charter Amendment by greater than a majority of the number of votes of outstanding shares entitled to vote thereon, the approval of the Charter Amendment is complete and the Company is notifying you of the actions so taken. NO MEETING OF STOCKHOLDERS IS BEING HELD TO CONSIDER THE CHARTER AMENDMENT.

  Appraisal Rights. The stockholders of the Company do not have appraisal rights or similar rights of dissent with respect to the matter acted upon.

                               CHARTER AMENDMENT

  GENERAL

  The Board of Directors duly approved and recommended that the stockholders consider and approve a proposal to amend the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") by amending Article FOURTH thereof. The form of the Charter Amendment is dependent upon whether the Requisite Consents are obtained. Consequently, the Board of Directors of the Company has adopted two alternative forms of amendment.

  IN THE EVENT THE REQUISITE CONSENTS ARE NOT OBTAINED PRIOR TO THE EXPIRATION DATE, ARTICLE FOURTH WILL BE AMENDED AS FOLLOWS:

    (i) That the first paragraph of Article FOURTH of the Certificate of Incorporation be deleted in its entirety and the following paragraph be inserted in lieu thereof:

      "FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 262,500,000 shares, of which 260,000,000 shares shall be Common Stock, par value $.001 per share, and 2,500,000 shares shall be Preferred Stock, par value $.01 per share."

    (ii) That the first paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation be deleted in its entirety and the following paragraph be inserted in lieu thereof:

      "B. The Common Stock shall consist of 230,000,000 shares of Class A Common Stock ("Class A Common") and 30,000,000 shares of Class B Common Stock ("Class B Common"). Except as otherwise provided herein, all shares of Class A Common and Class B Common will be identical and will entitle the holders thereof to the same rights and privileges."

    (iii) That Paragraph 3A of Paragraph B.3 of Article FOURTH of the Certificate of Incorporation be deleted in its entirety and the following paragraph be inserted in lieu thereof:

      "3A. Conversion of Class B Common. On the Conversion Date (as such term is defined below), a holder's shares of Class B Common shall automatically convert into the same number of shares of Class A Common. For purposes of this Paragraph 3, the "Conversion Date" shall mean the date which is the earlier of (i) August 1, 2000 or, (ii) seventy-five days following the date on which the "Right to Require Repurchase" provided in Section 1501 of the Indenture governing the Corporation's 8% Convertible Subordinated Debentures due 2015 (the "Debentures") which grants holders the right to require the corporation to repurchase the Debentures when any person becomes the beneficial owner of 75% or more of the voting stock of the Corporation becomes inapplicable with respect to such holder."

  Attached as Exhibit A is Article FOURTH of the Company's Certificate of Incorporation as it will be amended in the event the Requisite Consents are not obtained prior to the Expiration Date, reflecting the changes proposed and approved by the Board of Directors.

  IN THE EVENT THE REQUISITE CONSENTS ARE OBTAINED PRIOR TO THE EXPIRATION DATE, ARTICLE FOURTH WILL BE AMENDED AS FOLLOWS:

    (i) That the first paragraph of Article FOURTH of the Certificate of Incorporation be deleted in its entirety and the following paragraph be inserted in lieu thereof:

      "FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 262,500,000 shares, of which 260,000,000 shares shall be Common Stock, par value $.001 per share, and 2,500,000 shares shall be Preferred Stock, par value $.01 per share."

    (ii) That the first paragraph of Paragraph B of Article FOURTH of the Certificate of Incorporation be deleted in its entirety and the following paragraph be inserted in lieu thereof:

      "B. The Common Stock shall consist of 255,000,000 shares of Class A Common Stock ("Class A Common") and 5,000,000 shares of Class B Common Stock ("Class B Common"). Except as otherwise provided herein, all shares of Class A Common and Class B Common will be identical and will entitle the holders thereof to the same rights and privileges."

  Attached as Exhibit B is Article FOURTH of the Company's Certificate of Incorporation as it will be amended in the event the Requisite Consents are obtained prior to the Expiration Date, reflecting the changes proposed and approved by the Board of Directors.

  Based upon preliminary conversations with certain holders of the Convertible Debentures, the Company currently expects that it will obtain the Requisite Consents prior to the Expiration Date. However, there can be no assurance that the Requisite Consents will be obtained.

  THE BOARD OF DIRECTORS BELIEVES THE CHARTER AMENDMENT IS IN THE BEST INTEREST OF THE STOCKHOLDERS AND DOES NOT ADVERSELY AFFECT THE RIGHTS OF THE HOLDERS OF THE CLASS A COMMON STOCK.

BACKGROUND--RECAPITALIZATION

  On September 24, 1997, the Company, CGE and Anjou entered into a recapitalization agreement (the "Recapitalization Agreement"). The Recapitalization Agreement provides, among other things, for the exchange (the "Exchange") by CGE and its subsidiaries of 1,200,000 shares, having an aggregate liquidation value of $60,000,000, of 5 1/2% Series A Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), representing all of the issued and outstanding Series A Preferred Stock, for shares of Class A Common Stock. On January 28, 1998, the Company and CGE effected the Exchange and the Company issued 34,285,714 shares of Class A Common Stock to CGE in exchange for the Series A Preferred Stock.

  In addition, the Recapitalization Agreement provides for a rights offering (the "Rights Offering") in which the Company will distribute on a pro rata basis to holders of record of shares of Class A Common Stock transferable subscription rights (the "Rights") to subscribe for and purchase additional shares of its Common Stock and Warrants (as defined hereinafter). The Rights, Common Stock and Warrants are described in the Company's Prospectus dated January 30, 1998 (the "Prospectus"). In the Rights Offering, the Company is offering (i) an aggregate of 120,000,000 shares of its Common Stock, consisting of its Class A Common Stock and, in certain circumstances described below, Class B Common Stock and (ii) an aggregate of 10,000,000 transferable three-year warrants (the "Warrants") to purchase 10,000,000 shares of Class A Common Stock. In the Rights Offering, each Right allows the holder thereof (i) to subscribe (the "Basic Subscription Privilege") at a cash price of $1.75 per share (the "Subscription Price") for one share of Common Stock (an "Underlying Share") and (ii) to receive 0.30014 of a Warrant for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege. Each Warrant allows the holder to purchase one share of Class A Common Stock at an exercise price of $2.50 per share. Only Rights holders other than CGE and Anjou are eligible to receive Warrants in the Rights Offering. Rights holders other than CGE and Anjou are referred to hereinafter as "Public Rights holders" or the "Public."

  In addition, Public Rights holders which exercise their Basic Subscription Privilege also will be eligible to subscribe (the "Oversubscription Privilege") at the Subscription Price for Underlying Shares that are not otherwise purchased pursuant to the exercise of Rights, subject to availability and proration, and will receive 0.30014 of a Warrant for each Underlying Share acquired pursuant to the Oversubscription Privilege.

  In the Rights Offering, CGE has agreed to exercise its Basic Subscription Privilege in full. In addition if Public Rights holders do not exercise all of their Rights and do not purchase the total number of Underlying Shares available to be purchased by the Public in the Rights Offering (including pursuant to the Oversubscription Privilege), CGE will subscribe for and purchase, at the Subscription Price (the "Conditional CGE Subscription"), the Underlying Shares not purchased by the Public in the Rights Offering; provided that (i) the total number of Underlying Shares subscribed for by CGE in the Conditional CGE Subscription shall be no greater than (A) the total number of Underlying Shares available to be purchased by the Public, minus (B) the total number of Underlying Shares actually purchased by the Public, and (ii) in no event shall the gross proceeds resulting from CGE's Basic Subscription Privilege and the Conditional CGE Subscription exceed $185 million. CGE has agreed that it will not receive any Warrants in respect of either its Basic Subscription Privilege or the Conditional CGE Subscription.

  Other than the first $25 million of gross proceeds received from subscriptions by the Public, which shall be retained by the Company for general corporate purposes, the gross proceeds of the Rights Offering, including the Conditional CGE Subscription, if any, will be used to repay the $185 million aggregate principal amount of debt of CGE and its subsidiaries consisting of (i) the $125 million aggregate principal amount note from CGE under an unsecured term loan and (ii) the $60 million aggregate principal amount note from Anjou under an unsecured revolving credit facility. Expenses payable by the Company in connection with the Rights Offering will be paid out of existing cash of the Company.

  Concurrently with the Rights Offering, the Company is soliciting the consent (the "Consent Solicitation") of the holders of at least a majority in principal amount (the "Requisite Consents") of the Company's outstanding 8% Convertible Subordinated Debentures due 2015 (the "Convertible Debentures") to amend certain provisions of the indenture governing the Convertible Debentures (the "Indenture") permitting the holders thereof to require the Company to repurchase the Convertible Debentures if any person acquires beneficial ownership of 75% or more of the voting power of the Company (the "Change of Control Provision"). In the event the Requisite Consents are not obtained prior to February 23, 1998 (the "Expiration Date") and the exercise of Rights in the Rights Offering would cause a Rights holder's beneficial ownership of Class A Common Stock to exceed 74%, the Company will be obligated to issue to such holder only such number of shares of Class A Common Stock as would cause such holder's beneficial ownership of the Company's voting power to be no greater than 74% of the outstanding voting power and any additional shares to be issued thereunder will be shares of Class B Common Stock. The Class A Common Stock and the Class B Common Stock will be identical in all respects except that (i) the Class B Common Stock will not be entitled to vote and (ii) a stockholder's Class B Common Stock will automatically convert into Class A Common Stock immediately upon the earlier of August 1, 2000 or seventy-five days following the date on which the Change of Control Provision becomes inapplicable (by amendment of the Indenture, redemption of the Convertible Debentures or otherwise) to such holder. Based upon the current ownership of Class A Common Stock, the Company does not believe that any stockholder other than CGE would be issued Class B Common Stock in the event the Company fails to obtain the Requisite Consents.

REASONS FOR THE CHARTER AMENDMENT

  At the time the Company entered into the Recapitalization Agreement, there were insufficient shares of Class A Common Stock and Class B Common Stock authorized to permit issuance of Class A Common Stock upon the exercise of Rights or Warrants or to permit issuance of Class B Common Stock pursuant to the Rights Offering in the event the Requisite Consents are not obtained prior to the Expiration Date. In order to consummate the transactions contemplated by the Recapitalization, the Board of Directors duly approved and adopted the Charter Amendment and sought by written consent the approval of the Company's stockholders in respect to the Charter Amendment.

  The Certificate of Incorporation currently authorizes the Company to issue 95,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. In the event the Requisite Consents are not obtained prior to the Expiration Date, the Charter Amendment to increase by 135,000,000 the number of shares of Class A Common Stock the Company may issue and to increase by 25,000,000 the number of shares of Class B Common Stock the Company may issue will authorize the Company to issue 230,000,000 shares of Class A Common Stock and 30,000,000 shares of Class B Common Stock. In the event the Requisite Consents are obtained prior to the Expiration Date, the Charter Amendment to increase by 160,000,000 the number of shares of Class A Common Stock that the Company may issue will authorize the Company to issue 255,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. The Charter Amendment will increase the authorized capital stock of the Company such that it will have a sufficient number of shares of Class A Common Stock and Class B Common Stock, to the extent required, to consummate the transactions contemplated by the Recapitalization. The amendments to the conversion feature of the Class B Common Stock in the event the Requisite Consents are not obtained prior to the Expiration Date will permit the Company to issue the maximum number of shares of Common Stock in the Rights Offering without triggering the Change of Control Provision.

  No preemptive rights exist with respect to any outstanding shares of Class A Common Stock. The issuance of additional shares of Class A Common Stock could have the effect of delaying, deferring or preventing a change in control of the Company and could cause dilution in the equity of present stockholders.

DESCRIPTION OF CLASS B COMMON STOCK

  The following is a summary of the terms of the Class B Common Stock, which terms are set forth in Article FOURTH of the Company's Certificate of Incorporation attached hereto as Exhibit A in the event the Requisite Consents are not obtained prior to the Expiration Date and as Exhibit B in the event the Requisite Consents are obtained prior to the Expiration Date.

  Voting Rights. Holders of Class B Common Stock have no right to vote on any matters to be voted on by the stockholders of the Company; provided that the holders of the Class B Common Stock have the right to vote as a separate class on any merger, consolidation, recapitalization, reclassification or reorganization of the Company in which shares of Class B Common Stock would be treated differently than shares of Class A Common Stock (other than with respect to voting rights).

  Dividend Rights. Holders of Class B Common Stock are entitled to receive dividends as may from time to time be declared by the Board of Directors of the Company and are entitled to share equally with the holders of Class A Common Stock in such dividends. The Company has not paid cash dividends on the Class A Common Stock in recent years, and does not expect to pay dividends in the foreseeable future.

  Terms of Conversion. The conversion feature of the Class B Common Stock will be amended only in the event the Requisite Consents are not obtained prior to the Expiration Date. In the event the conversion feature of the Class B Common Stock is not amended by the Charter Amendment, upon the occurrence (or the expected occurrence) of a Conversion Event, each holder of Class B Common Stock will be entitled to convert into the same number of shares of Class A Common Stock any and all of the shares of such holder's Class B Common Stock being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event. A "Conversion Event" includes a public offering or public sale of securities of the Company, a sale of securities of the Company to a person, who after such sale, would possess the aggregate voting power to elect a majority of the Company's directors or a merger, consolidation or similar transaction with a person, who after such transaction, would possess the aggregate voting power to elect a majority of the Company's directors.

  In the event the conversion feature of the Class B Common Stock is amended by the Charter Amendment, on the Conversion Date, a stockholder's shares of Class B Common Stock will automatically convert into the same number of shares of Class A Common Stock. The "Conversion Date" is defined as the date which is the earlier of (i) August 1, 2000 or, (ii) seventy-five days following the date on which the Change of Control Provision becomes inapplicable with respect to such holder.

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

  Pursuant to the Recapitalization Agreement, CGE and Anjou have given their written consent to the Charter Amendment. CGE and Anjou did so by executing a Written Consent approving the Charter Amendment and delivering such Written Consent to the Company on the Action Date. Such action by written consent is sufficient to satisfy the applicable requirements of Delaware law that any amendment to the Company's Certificate of Incorporation be approved by the stockholders.

                      INTEREST AND SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Company's capital stock as of January 28, 1998 with respect to (i) each person known by the Company to beneficially own in excess of 5% of the outstanding shares of Class A Common Stock, (ii) each of the Company's Directors, (iii) each named executive officer of the Company, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

                                              NUMBER OF         PERCENT OF
                                          SHARES OF CLASS A  SHARES OF CLASS A
                                             COMMON STOCK      COMMON STOCK
   NAME OF PERSON OR GROUP                BENEFICIALLY OWNED    OUTSTANDING
   -----------------------                ------------------ -----------------
   William V. Kriegel....................              0             *
   Thierry M. Mallet.....................              0             *
   Jean-Claude Banon.....................              0             *
   Daniel Caille.........................              0             *
   Alain Brunais.........................         53,800(1)          *
   Carol Lynn Green......................              0             *
   John W. Morris........................          3,079             *
   Alain Houdaille(2)**..................              0             *
   Robert B. Sheh(3)**...................         50,000(4)          *
   George C. Mammola.....................         29,522(5)          *
   Douglas A. Satzger....................         35,142(6)          *
   Patrick L. McMahon....................         11,750(7)          *
   Joseph R. Vidal.......................          5,675(8)          *
   Gail M. Fulwider......................              0             *
   Robert S. Volland.....................         34,850(9)          *
   Jekabs P. Vittands....................         25,672(10)         *
   Compagnie Generale des Eaux...........     47,895,689(11)       72.2
   52 Rue d'Anjou
   75384 Paris Cedex 08
   France
   All directors and officers as a group
    (14 persons).........................        199,490(12)         *

--------

 * Less than 1% ownership

** No longer employed by the Company.

 (1) Includes 52,800 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

 (2) Mr. Houdaille served as President and Chief Executive Officer of the Company from May 1996 to November 1996.

 (3) Mr. Sheh served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company from November 1996 to October 1997.

 (4) Represents 50,000 shares of Class A Common Stock which may be acquired within 60 days of the date of the table. On October 24, 1997, Mr. Sheh and the Company jointly entered into an agreement, which terminated an employment agreement dated November 7, 1996, between Mr. Sheh and the Company, and entered into a separation agreement relating to their relationship thereafter.

                                        (Footnotes continued on next page)

 (5) Includes 28,642 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

 (6) Includes 33,142 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

 (7) Represents 11,750 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

 (8) Includes 5,460 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

 (9) Includes 31,850 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

(10) Includes 20,190 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

(11) Includes 6,702,500 shares of Class A Common Stock owned indirectly through Anjou.

(12) Includes 183,834 shares of Class A Common Stock which may be acquired within 60 days of the date of the table.

                                 OTHER MATTERS

  The Company is presenting no other matters to the stockholders of the Company.

                                          By Order of the Board of Directors,

                                          Douglas A. Satzger
                                          Corporate Secretary

Branchburg, New Jersey

February 9, 1998

                                                                      EXHIBIT A

                        CHANGES TO ARTICLE FOURTH
            OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

                   IN THE EVENT THE REQUISITE CONSENTS

                             ARE NOT OBTAINED

                       PRIOR TO THE EXPIRATION DATE

  Set forth below is Article FOURTH of the Company's Restated Certificate of Incorporation, as it will be amended in the event the Requisite Consents are not obtained prior to the Expiration Date, marked to reflect the changes proposed and approved by the Board of Directors.

  FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 102,500,000/*/ 262,500,000 shares, of which 100,000,000/*/ 260,000,000 shares shall be Common Stock, par value $.001 per share, and 2,500,000 shares shall be Preferred Stock, par value $.01 per share.

  A. Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

  B. The Common Stock shall consist of 95,000,000/*/ 230,000,000 shares of Class A Common Stock ("Class A Common") and 5,000,000/*/ 30,000,000 shares of Class B Common Stock ("Class B Common"). Except as otherwise provided herein, all shares of Class A Common and Class B Common will be identical and will entitle the holders thereof to the same rights and privileges.

    1. Voting Rights. Except as otherwise required by law, the holders of Class A Common will be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation, and the holders of Class B Common will have no right to vote on any matters to be voted on by the stockholders of the Corporation; provided that the holders of Class B Common shall have the right to vote as a separate class on any merger, consolidation, recapitalization, reclassification or reorganization of the Corporation in which shares of Class B Common would be treated differently than shares of Class A Common (other than with respect to voting rights consistent with the provisions of this paragraph 1).

    2. Dividends. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common will be entitled to share equally, share for share, in such dividends; provided that if dividends are declared which are payable in shares of Class A Common or Class B Common, dividends will be declared which are payable at the same rate on both classes of stock, and the dividends payable in shares of Class A Common will be payable to holders of that class of stock and the dividends payable in shares of Class B Common will be payable to holders of that class of stock.

    3. Conversion.

    3A. Conversion of Class B Common. On the Conversion Date (as such term is defined below), a holder's shares of Class B Common shall automatically convert into the same number of shares of Class A Common. For purposes of this Paragraph 3, the "Conversion Date" shall mean the date which is the earlier of (i) August 1, 2000 or, (ii) seventy-five days following the date on which the "Right to Require Repurchase" provided in Section 1501 of the Indenture governing the Corporation's 8% Convertible Subordinated Debentures due 2015 (the "Debentures") which grants holders the right to require the corporation to repurchase the Debentures when any person becomes the beneficial owner of 75% or more of the voting stock of the Corporation becomes inapplicable with respect to such holder./**/

----------
/*/ Indicates that Article FOURTH has been amended by replacing the number immediately preceding such symbol by the number immediately following such symbol.

/**/ Indicates that Paragraph 3A of Paragraph B.3 of Article FOURTH has been amended by replacing paragraphs (i)-(iii) immediately following such symbol by the paragraph immediately preceding such symbol.

    (i) Upon the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event (as such term is defined in (ii) below), each holder of Class B Common shall be entitled to convert into the same number of shares of Class A Common any or all of the shares of such holder's Class B Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

    (ii) For purposes of this paragraph 3A, a "Conversion Event" shall mean
  (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities and Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess n the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Class B Common being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors and (d) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof). A "person" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any similar entity or organization.

    (iii) Each holder of Class B Common will be entitled to convert shares of Class B Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event will be consummated, and a written request for conversion to the Corporation from any holder of Class B Common stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. If any shares of Class B Common are converted into shares of Class A Common in connection with a Conversion Event and such shares of Class A Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class A Common shall be promptly converted back into the same number of shares of Class B Common.

  3B. Conversion Procedure.

    (i) Unless otherwise provided in this Section 3, each conversion of shares of Class B Common into shares of Class A Common will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of such Class B Common represented by such certificate or certificates into shares of Class A Common. Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

    (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Class A Common issuable upon such conversion and (b) a certificate representing any Class B Common which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

    (iii) The issuance of certificates for Class A Common upon conversion of Class B Common will be made without charge to the holder of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

    (iv) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon the conversion of all outstanding Class B Common. All shares of Class A Common which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation will take all such actions as may be necessary to assure that all such shares of Class A Common may be so issued without violation of any applicable law or governmental regulation of any requirements of any domestic securities exchange upon which shares of Class A Common may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).

    (v) The Corporation will not close its books against the transfer of shares of Class A Common or Class B Common in any manner which would interfere with the timely conversion of any shares of Class B Common.

    3C. Stock Splits. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common, the outstanding shares of Class B Common will be proportionately subdivided or combined in a similar manner.

    4. Registration of Transfer. The Corporation will keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

    5. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution its own agreement will be satisfactory), or, in the case of any mutilation upon surrender of such certificate (provided it is identifiable), the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

    6. Transfer Taxes. Notwithstanding the provisions of Section 3B(iii) and 4 above, the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the registered holder of the shares, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                                                                 EXHIBIT B

                        CHANGES TO ARTICLE FOURTH
            OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

                   IN THE EVENT THE REQUISITE CONSENTS

                               ARE OBTAINED

                       PRIOR TO THE EXPIRATION DATE

  Set forth below is Article FOURTH of the Company's Restated Certificate of Incorporation, as it will be amended in the event the Requisite Consents are obtained prior to the Expiration Date, marked to reflect the changes proposed and approved by the Board of Directors.

  FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 102,500,000/*/ 262,500,000 shares, of which 100,000,000/*/ 260,000,000 shares shall be Common Stock, par value $.001 per share, and 2,500,000 shares shall be Preferred Stock, par value $.01 per share.

  A. Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation (the "Board of Directors") prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

  B. The Common Stock shall consist of 95,000,000/*/ 255,000,000 shares of Class A Common Stock ("Class A Common") and 5,000,000 shares of Class B Common Stock ("Class B Common"). Except as otherwise provided herein, all shares of Class A Common and Class B Common will be identical and will entitle the holders thereof to the same rights and privileges.

    1. Voting Rights. Except as otherwise required by law, the holders of Class A Common will be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation, and the holders of Class B Common will have no right to vote on any matters to be voted on by the stockholders of the Corporation; provided that the holders of Class B Common shall have the right to vote as a separate class on any merger, consolidation, recapitalization, reclassification or reorganization of the Corporation in which shares of Class B Common would be treated differently than shares of Class A Common (other than with respect to voting rights consistent with the provisions of this paragraph 1).

    2. Dividends. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Class A Common and the holders of Class B Common will be entitled to share equally, share for share, in such dividends; provided that if dividends are declared which are payable in shares of Class A Common or Class B Common, dividends will be declared which are payable at the same rate on both classes of stock, and the dividends payable in shares of Class A Common will be payable to holders of that class of stock and the dividends payable in shares of Class B Common will be payable to holders of that class of stock.

    3. Conversion.

    3A. Conversion of Class B Common.

    (i) Upon the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event (as such term is defined in (ii) below), each holder of Class B Common shall be entitled to convert into the same number of shares of Class A Common any or all of the shares of such holder's Class B Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

    (ii) For purposes of this paragraph 3A, a "Conversion Event" shall mean
  (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar

----------
/*/ Indicates that Article FOURTH has been amended by replacing the number immediately preceding such symbol by the number immediately following such symbol.

  rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities and Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Class B Common being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors and (d) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof). A "person" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any similar entity or organization.

    (iii) Each holder of Class B Common will be entitled to convert shares of Class B Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event will be consummated, and a written request for conversion to the Corporation from any holder of Class B Common stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. If any shares of Class B Common are converted into shares of Class A Common in connection with a Conversion Event and such shares of Class A Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class A Common shall be promptly converted back into the same number of shares of Class B Common.

  3B. Conversion Procedure.

    (i) Unless otherwise provided in this Section 3, each conversion of shares of Class B Common into shares of Class A Common will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of such Class B Common represented by such certificate or certificates into shares of Class A Common. Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

    (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (a) the certificate or certificates for the Class A Common issuable upon such conversion and (b) a certificate representing any Class B Common which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

    (iii) The issuance of certificates for Class A Common upon conversion of Class B Common will be made without charge to the holder of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

    (iv) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon the conversion of all outstanding Class B Common. All shares of Class A Common which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation will take all such actions as may be necessary to assure that all such shares of Class A Common may be so issued without violation of any applicable law or governmental regulation of any requirements of any domestic securities exchange upon which shares of Class A Common may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).

    (v) The Corporation will not close its books against the transfer of shares of Class A Common or Class B Common in any manner which would interfere with the timely conversion of any shares of Class B Common.

    3C. Stock Splits. If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common, the outstanding shares of Class B Common will be proportionately subdivided or combined in a similar manner.

    4. Registration of Transfer. The Corporation will keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

    5. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution its own agreement will be satisfactory), or, in the case of any mutilation upon surrender of such certificate (provided it is identifiable), the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

    6. Transfer Taxes. Notwithstanding the provisions of Section 3B(iii) and 4 above, the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the registered holder of the shares, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

                                      B-3